THE INVESTMENT COMPANY OF AMERICA


                                     Part B

                       Statement of Additional Information

                                  March 1, 2005

                         (as supplemented June 1, 2005)



This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The Investment Company of America (the "fund" or "ICA") dated March 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:


                        The Investment Company of America
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                                TABLE OF CONTENTS



Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        6
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        9
Execution of portfolio transactions . . . . . . . . . . . . . . . .       33
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       33
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       36
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       41
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       43
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       45
Rollovers from retirement plans to IRAS . . . . . . . . . . . . . .       48
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       48
Shareholder account services and privileges . . . . . . . . . . . .       49
General information . . . . . . . . . . . . . . . . . . . . . . . .       51
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       56
Financial statements




                   The Investment Company of America -- Page 1

                  CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES


The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund may only invest in securities  included on its eligible list (does not apply to securities issued or guaranteed by the U.S. government).

DEBT SECURITIES

..    The fund's  investments in straight debt securities  (i.e., not convertible into equity) will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality.


NON-U.S. SECURITIES

..    The fund may invest up to 15% of its assets in  issuers  domiciled  outside the United States and not included in the Standard & Poor's 500 Composite Index.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and may repay the amount borrowed periodically during the life of the security or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit



                   The Investment Company of America -- Page 2 quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.



Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.



                   The Investment Company of America -- Page 3

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product and a low market capitalization relative to



                   The Investment Company of America -- Page 4 those in the United States and western Europe. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.



Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.



Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.


Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and




                   The Investment Company of America -- Page 5 certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.



                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended December 31, 2004 and 2003 were 19% and 24%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.



These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. government) provide that the fund shall make no investment:


Which involves promotion or business management by the fund;


In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


                   The Investment Company of America -- Page 6

The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.


Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on making loans, the fund may lend portfolio securities; however, it does not currently intend to engage in an ongoing or regular securities lending program.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:



The fund will not:


Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.


Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


                   The Investment Company of America -- Page 7

Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


Issue senior securities, except as permitted by the 1940 Act.


                   The Investment Company of America -- Page 8

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                   NUMBER OF PORTFOLIOS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ OVERSEEN   OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          FUND     OF THE FUND/1/         PAST FIVE YEARS             BY DIRECTOR               BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Louise H. Bryson       Director        1999        Executive Vice President,               1            None
 Age: 60                                            Distribution and Business
                                                    Development, Lifetime
                                                    Television; Director and
                                                    former Chairman of the
                                                    Board, KCET - Los Angeles
                                                    (public television
                                                    station); former Senior
                                                    Vice President, fx
                                                    Networks, Inc: Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan        Director        2000        Founder and President,                  3            None
 Age: 57                                            M.A.D., Inc.
                                                    (communications company);
                                                    former Editor-in-Chief, The
                                                    Los Angeles Herald Examiner
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton          Chairman of     2000        Chairman of the Board and              16            None
 Age: 69                the Board                   CEO, Senior Resource Group
                                                    LLC (development and
                                                    management of senior living
                                                    communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller      Director        2002        President and CEO, Fuller              14            None
 Age: 58                                            Consulting (financial
                                                    management consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------



                  The Investment Company of America -- Page 9




                                     YEAR FIRST                                   NUMBER OF PORTFOLIOS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ OVERSEEN     OTHER DIRECTORSHIPS/3/
    NAME AND AGE          FUND     OF THE FUND/1/         PAST FIVE YEARS             BY DIRECTOR            HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez    Director        2001        Chairman of the Board and               1            America Movil, S.A. de
 Laporte                                            CEO, Kimberly-Clark de                               C.V.; General Electric
 Age: 70                                            Mexico, S. A. (household                             Company; Grupo Alfa, S.A.
                                                    products)                                            de C.V.; Grupo Carso, S.A.
                                                                                                         de C.V.; Grupo Financiero
                                                                                                         Inbursa; Grupo Industrial
                                                                                                         Saltillo, S.A. de C.V.;
                                                                                                         Grupo Mexico, S.A. de
                                                                                                         C.V.; The Home Depot,
                                                                                                         Inc.; Kellogg Company;
                                                                                                         Kimberly-Clark
                                                                                                         Corporation; The Mexico
                                                                                                         Fund; Unilever N.V.
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald       Director        1976        The Stanford Investors                  8            iStar Financial, Inc.;
 Age: 67                                            Professor, Graduate School                           Plum Creek Timber Co.;
                                                    of Business, Stanford                                Scholastic Corporation;
                                                    University                                           Varian, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director       1993        Director and Programming                3            The Nevis Fund, Inc.
 Age: 60                                            Chair, WYPR
                                                    Baltimore/Washington
                                                    (public radio station);
                                                    Senior Adviser (London),
                                                    Financial News; Senior
                                                    Fellow, Institute for
                                                    International Economics
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman      Director        1996        Chairman of the Board and              13            Sempra Energy;
 Age: 70                                            CEO, AECOM Technology                                Southwest Water Company
                                                    Corporation (engineering,
                                                    consulting and professional
                                                    technical services)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison        Director        1987        President of the Salzburg               3            American Shared Hospital
 Age: 68                                            Seminar; President                                   Services
                                                    Emeritus, Middlebury
                                                    College
-----------------------------------------------------------------------------------------------------------------------------------


                  The Investment Company of America -- Page 10






                                     YEAR FIRST                                   NUMBER OF PORTFOLIOS
                        POSITION      ELECTED         PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                        WITH THE     A DIRECTOR               DURING              COMPLEX/2/ OVERSEEN   OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          FUND     OF THE FUND/1/         PAST FIVE YEARS             BY DIRECTOR               BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer     Director        1997        Chairman of the Board and               1                     None
 Age: 74                                            CEO, SEMATECH (research and
                                                    development consortium);
                                                    Trustee, William Jewell
                                                    College; Trustee,
                                                    Associated Universities,
                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------








                                                       PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST          PAST FIVE YEARS AND
                                         ELECTED               POSITIONS HELD              NUMBER OF PORTFOLIOS        OTHER
                         POSITION       A DIRECTOR        WITH AFFILIATED ENTITIES           WITHIN THE FUND       DIRECTORSHIPS/3/
                         WITH THE     AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER       COMPLEX/2/ OVERSEEN         HELD
    NAME AND AGE           FUND       OF THE FUND/1/            OF THE FUND                    BY DIRECTOR           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4/,/5/
-----------------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan    Vice Chairman      1994        Chairman of the Board, Capital                2                 None
 Age: 66                of the Board                   Research and Management Company;
                                                       Director, American Funds
                                                       Distributors, Inc.*; Director, The
                                                       Capital Group Companies, Inc.*;
                                                       Chairman of the Board, Capital
                                                       Management Services, Inc.*;
                                                       Director, Capital Strategy Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 James F. Rothenberg    President          2000        President and Director, Capital               3                 None
 Age: 58                                               Research and Management Company;
                                                       Director, American Funds
                                                       Distributors, Inc.*; Director, The
                                                       Capital Group Companies, Inc.*;
                                                       Director, Capital Group Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------



                  The Investment Company of America -- Page 11



                                                       PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST          PAST FIVE YEARS AND
                                         ELECTED               POSITIONS HELD              NUMBER OF PORTFOLIOS        OTHER
                         POSITION       A DIRECTOR        WITH AFFILIATED ENTITIES           WITHIN THE FUND       DIRECTORSHIPS/3/
                         WITH THE     AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER       COMPLEX/2/ OVERSEEN         HELD
    NAME AND AGE           FUND       OF THE FUND/1/            OF THE FUND                    BY DIRECTOR           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4/,/5/
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace      Senior Vice        1994        Senior Vice President and Director,           2                 None
 Age: 48                President                      Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal       Senior Vice        1994        Senior Vice President, Capital                2                 None
 Age: 44                President                      Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     Director           2002        Executive Vice President and                  17                None
 Age: 56                                               Director, Capital Research and
                                                       Management Company; Director, The
                                                       Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                   PRINCIPAL OCCUPATION(S) DURING
                            POSITION         YEAR FIRST ELECTED                  PAST FIVE YEARS AND POSITIONS HELD
                            WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland    Senior Vice President          1994         Senior Vice President, Capital Research and Management Company
 Age: 55
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon         Vice President             1998         Vice President and Director, Capital Research and Management
 Age: 48                                                         Company; Senior Vice President, Capital Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Anne M. Llewellyn       Vice President             1984         Associate, Capital Research and Management Company
 Age: 57
-----------------------------------------------------------------------------------------------------------------------------------

                  The Investment Company of America -- Page 12

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                            POSITION         YEAR FIRST ELECTED                  PAST FIVE YEARS AND POSITIONS HELD
                            WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti          Secretary                1994         Vice President - Fund Business Management Group, Capital Research
 Age: 48                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Rowland         Treasurer                1998         Senior Vice President, Capital Research and Management Company;
 Age: 63                                                         Senior Vice President, The Capital Group Companies, Inc.*;
                                                                 Director, American Funds Service Company*
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould      Assistant Treasurer           1993         Vice President - Fund Business Management Group, Capital Research
 Age: 50                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------


*    Company affiliated with Capital Research and Management Company.

1 Directors and officers of the fund are elected annually and serve until earlier resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.

4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

5 All of the officers listed, with the exception of Anne M. Llewellyn and Thomas M. Rowland, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.



THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.



                  The Investment Company of America -- Page 13

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Louise H. Bryson                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller             $10,001 - $50,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Claudio X. Gonzalez Laporte     Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck            $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Richard G. Newman               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 William J. Spencer              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Donald D. O'Neal                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan             Over $100,000             Over $100,000
-------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The
   amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).


DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $50,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $60,000 (for all other unaffiliated Directors).



                  The Investment Company of America -- Page 14

The payment by the fund to certain unaffiliated Directors of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.


The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $14,000.



No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004


                                                           TOTAL COMPENSATION (INCLUDING
                            AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                            (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                           DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
 NAME                            FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
-----------------------------------------------------------------------------------------------
 Louise H. Bryson/3/                $71,000                          $ 71,000
-----------------------------------------------------------------------------------------------
 Mary Anne Dolan                     67,500                           121,500
-----------------------------------------------------------------------------------------------
 Martin Fenton/3/                    64,375                           245,620
-----------------------------------------------------------------------------------------------
 Leonard R. Fuller                   64,356                           183,115
-----------------------------------------------------------------------------------------------
 Claudio X. Gonzalez Laporte/3/      69,000                            69,000
-----------------------------------------------------------------------------------------------
 John G. McDonald/3/                 80,625                           306,749
-----------------------------------------------------------------------------------------------
 Bailey Morris-Eck                   65,832                           121,000
-----------------------------------------------------------------------------------------------
 Richard G. Newman                   79,382                           151,620
-----------------------------------------------------------------------------------------------
 Olin C. Robison/3/                  68,832                           124,000
-----------------------------------------------------------------------------------------------
 William J. Spencer/3/               88,000                            88,000
-----------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended December 31, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: Louise H. Bryson ($385,217), Martin Fenton ($42,341), Claudio X. Gonzalez Laporte ($253,071), John G. McDonald ($1,142,581), Olin C. Robison ($420,548) and
   William J. Spencer ($739,301). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.



                  The Investment Company of America -- Page 15

As of February 1, 2005, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.



Delaware law provides that the business and affairs of the fund are managed by or under the direction of the Board of Directors. Directors are charged with fiduciary duties of care and loyalty to the fund and its shareholders. Generally, a Director will satisfy his or her duties if he or she acts with the care of an ordinarily prudent person under similar circumstances and refrains from self-dealing.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica(R) to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.



The fund holds annual meetings of shareholders for the purpose of electing directors. Significant matters that require shareholder approval, such as a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Certificate of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and



                  The Investment Company of America -- Page 16

Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Three Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Governance and Contracts Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Governance and Contracts Committee meeting was held during the 2004 fiscal year.


The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent Director and Advisory Board member candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Five Proxy Committee meetings were held during the 2004 fiscal year.



                  The Investment Company of America -- Page 17

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board members.





                             YEAR FIRST                                             NUMBER OF BOARDS
                             ELECTED AN                                              WITHIN THE FUND
                        ADVISORY BOARD MEMBER    PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH         OTHER
  NAME AND AGE               OF THE FUND               PAST FIVE YEARS               MEMBER SERVES      DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby, Jr.          1995            Partner, Faegre & Benson (law               1           None
 Age: 66                                        firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Sam L. Ginn                    2003            Retired; former Chairman of the             1           Chevron Texaco
 Age: 67                                        Board, Vodafone Group Plc.;                             Corporation; Fremont
                                                former Chairman of the Board and                        Group; Hewlett-Packard
                                                CEO, AirTouch Communications                            Company
                                                (wireless telecommunications)
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg              1998            President, Santa Fe Institute;              1           None
 Age: 59                                        Research Professor, University
                                                of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 L. Daniel Jorndt               2003            Retired; former Chairman of the             1           Kellogg Company
 Age: 63                                        Board and CEO, Walgreen Company
                                                (drug stores)
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling               1985            President, American Public Media            6           Irwin Financial Corporation;
 Age: 62                                        Group (supports public radio and                        St. Paul Travelers Companies
                                                theatrical arts)
-----------------------------------------------------------------------------------------------------------------------------------
 Luis G. Nogales                2003            President, Nogales Partners;                1           Arbitron, Inc.; Edison
 Age: 61                                        Managing Director, Nogales                              International; K-B Home;
                                                Investors Management LLC                                Kaufman & Broad, S.A.
                                                (private equity fund)
-----------------------------------------------------------------------------------------------------------------------------------


                  The Investment Company of America -- Page 18






                             YEAR FIRST                                             NUMBER OF BOARDS
                             ELECTED AN                                              WITHIN THE FUND
                        ADVISORY BOARD MEMBER    PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH         OTHER
  NAME AND AGE               OF THE FUND               PAST FIVE YEARS               MEMBER SERVES      DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill              1988            Deputy Chairman of the Council              3           None
 Age: 68                                        and Chairman of the
                                                International Advisory Panel,
                                                Graduate School of Government,
                                                University of Sydney, Australia;
                                                Member of the Board of
                                                Directors, The Lowy Institute
                                                for International Policy
                                                Studies, Sydney, Australia;
                                                Chairman of the Council,
                                                Australian Strategic Policy
                                                Institute; former Chichele
                                                Professor of the History of War
                                                and Fellow, All Souls College,
                                                University of Oxford; former
                                                Chairman of the Council,
                                                International Institute for
                                                Strategic Studies
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon               1977            Managing Director, Partisan                 3          None
 Age: 70                                        Management Group, Inc. (venture
                                                capital investor in medical
                                                device companies); former
                                                Chairman of the Board, Novoste
                                                Corporation; former President
                                                and Director, Corvita
                                                Corporation
-----------------------------------------------------------------------------------------------------------------------------------

1 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

2 This includes all directorships (other than those of the American Funds) that are held by each Advisory Board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY  BOARD MEMBERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America -- Page 19

ADVISORY BOARD MEMBER COMPENSATION -- The fund pays fees of $5,500 per annum to Advisory Board members who are not affiliated with the investment adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board members who are not affiliated with the fund.


ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004


                                                              TOTAL COMPENSATION (INCLUDING
                            AGGREGATE COMPENSATION        VOLUNTARILY DEFERRED COMPENSATION/1/)
                            (INCLUDING VOLUNTARILY              FROM ALL FUNDS MANAGED BY
                           DEFERRED COMPENSATION/1/)         CAPITAL RESEARCH AND MANAGEMENT
  NAME                           FROM THE FUND                COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------
 Thomas M. Crosby, Jr.              $ 8,500                             $  8,500
------------------------------------------------------------------------------------------------
 Sam L. Ginn                          7,000                                7,000
------------------------------------------------------------------------------------------------
 Ellen H. Goldberg                   10,000                               10,000
------------------------------------------------------------------------------------------------
 L. Daniel Jorndt                    10,000                               10,000
------------------------------------------------------------------------------------------------
 William H. Kling/3/                  8,500                              154,749
------------------------------------------------------------------------------------------------
 Luis G. Nogales                      8,500                                8,500
------------------------------------------------------------------------------------------------
 Robert J. O'Neill                   10,000                               83,154
------------------------------------------------------------------------------------------------
 Norman R. Weldon                    10,000                               88,000
------------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Advisory Board member. Compensation for the fiscal year ended December 31, 2004 includes earnings on amounts deferred in previous years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 2004 for participating Advisory Board members is as follows: William H. Kling ($80,325). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.



PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.



                  The Investment Company of America -- Page 20

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation



                  The Investment Company of America -- Page 21 packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on February 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.





          NAME AND ADDRESS                           OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        17.10%
 201 Progress Parkway                                Class B        11.67
 Maryland Heights, MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Market, Inc.                       Class B         6.19
 333 W. 34th Street                                  Class C        14.23
 New York, NY  10001
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit Of Its Customers        Class B         5.77
 4800 Deer Lake Drive East, Floor 2                  Class C        17.62
 Jacksonville, FL  32246
----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           Class F         9.40
 101 Montgomery Street                               Class R-4       5.40
 San Francisco, CA  94104
----------------------------------------------------------------------------
 Union Bank of California Trust                      Class R-1       9.94
 FBO IIAA 401K Plan
 P.O. Box 5024
 Costa Mesa, CA  92628
----------------------------------------------------------------------------
 Hartford Life Insurance Company                     Class R-3      14.20
 P.O. Box 2999
 Hartford, CT  06104
----------------------------------------------------------------------------
 John Hancock Life Insurance Company USA             Class R-5      12.01
 250 Bloor Street East, 7th Floor
 Toronto, Ontario
 Canada M4W 1E5
----------------------------------------------------------------------------
 Greenleaf Corp. & Savings & Ret. Plan               Class R-4       6.25
 18695 Greenleaf Drive
 P.O. Box 1040
 Saegertown, PA  16433
----------------------------------------------------------------------------
 State Street Bank & Trust Co. TTEE                  Class R-5      76.82
 FBO Lockheed Martin Corp.
 105 Rosemont Blvd.
 Westwood, MA  02090
----------------------------------------------------------------------------
 Vanguard Fiduciary Trust FBO                        Class R-5       5.46
 Hanford Operations & Engineering Plan
 P.O. Box 2600
 Valley Forge, PA  19482
----------------------------------------------------------------------------




                  The Investment Company of America -- Page 22

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The  investment  adviser is  responsible  for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.


COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing mutual fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and Management Company. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which The Investment Company of America portfolio counselors are measured include: S&P 500 and Lipper Growth and Income Funds Index (adjusted).





                  The Investment Company of America -- Page 23

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.


THE FOLLOWING TABLE REFLECTS INFORMATION AS OF DECEMBER 31, 2004:


                                                NUMBER                 NUMBER
                                               OF OTHER               OF OTHER            NUMBER
                                              REGISTERED               POOLED            OF OTHER
                                              INVESTMENT             INVESTMENT          ACCOUNTS
                                            COMPANIES (RICS)        VEHICLES (PIVS)         THAT
                                                 THAT                   THAT             PORTFOLIO
                                              PORTFOLIO              PORTFOLIO          COUNSELOR
                           DOLLAR RANGE        COUNSELOR              COUNSELOR           MANAGES
                             OF FUND            MANAGES                MANAGES          (ASSETS OF
     PORTFOLIO               SHARES         (ASSETS OF RICS        (ASSETS OF PIVS    OTHER ACCOUNTS
     COUNSELOR               OWNED/1/         IN BILLIONS)           IN BILLIONS)     IN BILLIONS)/2/
-------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan           Over           3      $128.7/3/           None                None
                            $1,000,000
--------------------------------------------------------------------------------------------------------------
 James F. Rothenberg           Over           2      $120.3/3/           None                None
                            $1,000,000
--------------------------------------------------------------------------------------------------------------
 James B. Lovelace         $100,001 --        3      $151.0/3/       1       $0.045/4/       None
                            $500,000
--------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal          $500,001 --        2      $148.6/3/       1       $0.045/4/       None
                           $1,000,000
--------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland              Over           3      $168.3/3/       1       $0.045/4/       None
                            $1,000,000
--------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon           $500,001 --        2      $117.8/3/           None                None
                           $1,000,000
--------------------------------------------------------------------------------------------------------------
 James E. Drasdo           $50,001 --         2      $119.5/3/           None                None
                            $100,000
--------------------------------------------------------------------------------------------------------------
 Dina N. Perry             $50,001 --         3      $117.6/3/       1       $0.119/5/       None
                            $100,000
--------------------------------------------------------------------------------------------------------------
 C. Ross Sappenfield       $100,001 --        3      $111.5/3/           None                None
                            $500,000
--------------------------------------------------------------------------------------------------------------


1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  and Over  $1,000,000.  The amounts  listed  include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
3 Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
4 Represents a fund subadvised by Capital Research and Management Company and sold in Europe. Assets noted represent the total net assets of the fund and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
5 Represents a fund advised by Capital Research and Management Company and sold in Canada. Assets noted represent the total net assets of the fund and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.


                  The Investment Company of America -- Page 24

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until April 30, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In considering the renewal of the Agreement each year, the Governance and Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.


That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters. In preparation for its most recent meeting, the Committee reviewed such information in advance. At the meeting, the members of the Committee discussed the information with representatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.


In recommending the Agreement's renewal for the current period, the Committee gave consideration to a wide variety of factors, including, among others, the fund's historical investment results both on an absolute basis and relative to select peer groups; the fund's relatively low advisory fees and total expense ratio (both measured as a percentage of the fund's net assets) in comparison with peer funds; and the experience and quality of the investment adviser and its advisory and administrative personnel who render services to the fund. Based on their consideration of these and other matters, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair and that shareholders have received reasonable value in return for paying such fees and expenses.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and


                  The Investment Company of America -- Page 25 expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the advisory board unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the investment adviser receives a monthly fee that is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234% on net assets over $21 billion to $34 billion, plus 0.231% on net assets over $34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222% on net assets in excess of $71 billion to $89 billion, plus 0.219% on net assets in excess of $89 billion.



The Agreement provides that if the normal operating expenses of the fund, including the management fee paid to the investment adviser, and certain expenses of the fund, for any fiscal year during which the Agreement is in effect, exceed the expense limitations applicable to the fund imposed by state securities laws or any regulations thereunder, the investment adviser will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess. Expenses that are not subject to these limitations are interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions. Under the most restrictive state regulations, as of the effective date of the Agreement, the investment adviser would be required to reimburse the fund if the normal operating expenses exceed the lesser of: (i) 1 1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million or
(ii) 25% of the gross investment income of the fund.


To the extent the investment adviser is required to reduce its management fee pursuant to the expense limitations described above due to the expenses of the Class A shares exceeding the stated limit, the investment adviser will either:
(i) reduce its management fee similarly for other classes of shares or (ii) reimburse the fund for other expenses to the extent necessary to result in an expense reduction only for Class A shares of the fund.


For the fiscal year ended December 31, 2004, the investment adviser was entitled to receive from the fund advisory fees of $167,990,000. As a result of the advisory fee waiver described below, for the year ended December 31, 2004, the fee shown on the accompanying financial statements of $167,990,000 was reduced by $2,898,000 to $165,092,000. For the fiscal years ended December 31, 2003 and 2002, advisory fees paid by the fund amounted to $134,807,000 and $129,674,000, respectively.



                  The Investment Company of America -- Page 26

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to recieve and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund. As of December 31, 2004, management fees were reduced by $2,898,000 as a result of this waiver.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until April 30, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of these fees. For the year ended December 31, 2004, the total fees paid by the investment adviser were $566,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.



                  The Investment Company of America -- Page 27

During the 2004 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:



                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------
                CLASS C                                $4,000,000
--------------------------------------------------------------------------------
                CLASS F                                 1,760,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 802,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 244,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 276,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  35,000
--------------------------------------------------------------------------------
              CLASS 529-F                                   7,000
--------------------------------------------------------------------------------
               CLASS R-1                                   38,000
--------------------------------------------------------------------------------
               CLASS R-2                                1,722,000
--------------------------------------------------------------------------------
               CLASS R-3                                  838,000
--------------------------------------------------------------------------------
               CLASS R-4                                  124,000
--------------------------------------------------------------------------------
               CLASS R-5                                1,260,000
--------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.



                  The Investment Company of America -- Page 28

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:



                                                COMMISSIONS,     ALLOWANCE OR
                                                  REVENUE        COMPENSATION
                      FISCAL YEAR/PERIOD     OR FEES RETAINED    TO DEALERS
-------------------------------------------------------------------------------
 CLASS A                    2004               $30,647,000       $143,628,000
                            2003                26,806,000        128,286,000
                            2002                26,701,000        131,273,000
-------------------------------------------------------------------------------
 CLASS B                    2004                 3,668,000         24,863,000
                            2003                 4,426,000         30,503,000
                            2002                 8,234,000         40,572,000
-------------------------------------------------------------------------------
 CLASS C                    2004                 1,863,000          7,444,000
                            2003                        --          7,496,000
                            2002                        --          7,932,000
-------------------------------------------------------------------------------
 CLASS 529-A                2004                 1,331,000          6,637,000
                            2003                 1,058,000          5,353,000
                            2002                   921,000          4,603,000
-------------------------------------------------------------------------------
 CLASS 529-B                2004                   326,000          1,807,000
                            2003                   307,000          1,729,000
                            2002                   247,000          1,772,000
-------------------------------------------------------------------------------
 CLASS 529-C                2004                    39,000            640,000
                            2003                        --            528,000
                            2002                        --            497,000
-------------------------------------------------------------------------------



The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A



                  The Investment Company of America -- Page 29 shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.



                  The Investment Company of America -- Page 30

For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $136,883,000               $12,252,000
------------------------------------------------------------------------------
        CLASS B                   33,071,000                 3,083,000
------------------------------------------------------------------------------
        CLASS C                   23,350,000                 2,247,000
------------------------------------------------------------------------------
        CLASS F                    2,676,000                   252,000
------------------------------------------------------------------------------
      CLASS 529-A                    773,000                    79,000
------------------------------------------------------------------------------
      CLASS 529-B                  1,257,000                   128,000
------------------------------------------------------------------------------
      CLASS 529-C                  1,496,000                   155,000
------------------------------------------------------------------------------
      CLASS 529-E                    105,000                    11,000
------------------------------------------------------------------------------
      CLASS 529-F                      9,000                     1,000
------------------------------------------------------------------------------
       CLASS R-1                     182,000                    19,000
------------------------------------------------------------------------------
       CLASS R-2                   2,081,000                   225,000
------------------------------------------------------------------------------
       CLASS R-3                   1,838,000                   204,000
------------------------------------------------------------------------------
       CLASS R-4                     196,000                    24,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS -- As of January 2005, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.



                  The Investment Company of America -- Page 31

     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.



                  The Investment Company of America -- Page 32

                       EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.



Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended December 31, 2004, 2003 and 2002 amounted to $24,089,000, $30,539,000 and
$45,817,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The decrease in commissions paid in 2003 and 2004 was largely due to decreases in brokerage transactions and in the number of shares transacted.



The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities LLC, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. As of the fund's fiscal year-end, the fund held equity securities of Bank of America Corp. in the amount of $1,175,248,000, J.P. Morgan Chase & Co. in the amount of $890,840,000 and Citigroup Inc. in the amount of $227,651,000. The fund held debt securities of Bank of America Corp. in the amount of $209,614,000 and J.P. Morgan Chase & Co. in the amount of $69,895,000.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.


Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the fund (including the fund's



                  The Investment Company of America -- Page 33

Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require such information for legitimate business and fund oversight purposes may receive such information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes) until such holdings have been made public on the American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                 PRICE OF SHARES


Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.



                  The Investment Company of America -- Page 34

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).



All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.



                  The Investment Company of America -- Page 35

The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.



2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                             TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S.




                 The Investment Company of America -- Page 36 government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities,



                  The Investment Company of America -- Page 37 generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.



     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain



                  The Investment Company of America -- Page 38 the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and




                  The Investment Company of America -- Page 39 money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


                  The Investment Company of America -- Page 40

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.



Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                         PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

    Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)



                  The Investment Company of America -- Page 41

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).



FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.



                  The Investment Company of America -- Page 42

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                  SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.



     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.



     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;



                  The Investment Company of America -- Page 43

     (3) current registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.


     DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.



A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.



                  The Investment Company of America -- Page 44

                       SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.



                  The Investment Company of America -- Page 45

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below) or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

     . endowments or foundations established and controlled by you or your immediate family; or

     . CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts


                  The Investment Company of America -- Page 46 and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP


                  The Investment Company of America -- Page 47 should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.


     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.



                    ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.



                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.



Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                  The Investment Company of America -- Page 48

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                   SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and



                  The Investment Company of America -- Page 49

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.



Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.



                  The Investment Company of America -- Page 50

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.


REDEMPTION OF SHARES -- The fund's Certificate of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.



While payment of redemptions normally will be in cash, the fund's Certificate of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE  CERTIFICATES -- Shares are credited to your account and  certificates are
not  issued  unless  you  request  them  by  contacting   the  Transfer   Agent.
Certificates are not available for the 529 or R share classes.


                               GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds



                  The Investment Company of America -- Page 51

Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $50,723,000 for Class A shares and $3,156,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term



                  The Investment Company of America -- Page 52
trading profits for investment  personnel;  limitations on service as a director
of  publicly   traded   companies;   and   disclosure  of  personal   securities
transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2004



Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .  . . . . . . . .    $30.75
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge) . . . . . . . . . . . . . . . . .  . . . . . . .    $32.63





FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:



                                                                                 FUND NUMBERS
                                                                     ------------------------------------------
FUND                                                                 CLASS A    CLASS B    CLASS C    CLASS F
---------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . .    002        202        302        402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . .    011        211        311        411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . .    003        203        303        403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . .    012        212        312        412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . .    033        233        333        433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . .    016        216        316        416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . .    010        210        310        410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . .    005        205        305        405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . .    006        206        306        406
The Investment Company of America/(R)/ . . . . . . . . . . . . . .    004        204        304        404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . .    014        214        314        414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . .    007        207        307        407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . .    036        236        336        436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . .    035        235        335        435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . .    001        201        301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . .    040        240        340        440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . .    021        221        321        421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . .    008        208        308        408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . .    031        231        331        431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . .    023        223        323        423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . .    043        243        343        443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . .    019        219        319        419




                  The Investment Company of America -- Page 53


                                                                                 FUND NUMBERS
                                                                     ------------------------------------------
FUND                                                                 CLASS A    CLASS B    CLASS C    CLASS F
---------------------------------------------------------------------------------------------------------------
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . .    020        220        320        420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . .    024        224        324        424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . .    025        225        325        425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . .    022        222        322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . . . .    009        209        309        409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . .    039        N/A        N/A        N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . .    049        N/A        N/A        N/A
___________
*Qualified for sale only in certain jurisdictions.




                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund . . . . . . . . . . . . . .   1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409




                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533




                  The Investment Company of America -- Page 54



                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain jurisdictions.



                  The Investment Company of America -- Page 55

                                    APPENDIX

The following  descriptions  of debt security  ratings are based on  information
provided  by  Moody's   Investors   Service  (Moody's)  and  Standard  &  Poor's
Corporation (Standard & Poor's).


                           DESCRIPTION OF BOND RATINGS


MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                  The Investment Company of America -- Page 56

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                  The Investment Company of America -- Page 57

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                  The Investment Company of America -- Page 58











[logo - American Funds (r)]

THE INVESTMENT COMPANY OF AMERICA
Investment portfolio

December 31, 2004

                                                                                                                   Market value
COMMON STOCKS -- 83.67%                                                                                 Shares            (000)


ENERGY -- 9.01%
Baker Hughes Inc.                                                                                   10,125,000      $   432,034
Burlington Resources Inc.                                                                           16,600,000          722,100
ChevronTexaco Corp.                                                                                 15,260,000          801,303
ConocoPhillips                                                                                       1,200,000          104,196
ENI SpA                                                                                             37,880,000          945,032
Exxon Mobil Corp.                                                                                    8,221,500          421,434
Marathon Oil Corp.                                                                                  11,050,000          415,590
Murphy Oil Corp.                                                                                     2,050,000          164,922
Occidental Petroleum Corp.                                                                           1,000,000           58,360
Royal Dutch Petroleum Co. (New York registered)                                                     16,970,000          973,739
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                   7,000,000          359,800
"Shell" Transport and Trading Co., PLC                                                               2,900,000           24,674
Schlumberger Ltd.                                                                                    8,000,000          535,600
TOTAL SA                                                                                             2,505,000          545,218
Unocal Corp.                                                                                         7,190,000          310,896
                                                                                                                      6,814,898

MATERIALS -- 6.94%
Air Products and Chemicals, Inc.                                                                       700,000           40,579
Alcan Inc.                                                                                           2,500,000          122,600
Alcoa Inc.                                                                                          14,876,400          467,416
Alumina Ltd.                                                                                        10,000,000           46,380
Barrick Gold Corp.                                                                                  12,500,000          302,750
BHP Billiton Ltd.                                                                                    9,412,655          112,740
Dow Chemical Co.                                                                                    26,532,200        1,313,609
E.I. du Pont de Nemours and Co.                                                                      4,750,000          232,987
Georgia-Pacific Corp., Georgia-Pacific Group                                                         8,599,298          322,302
International Paper Co.                                                                              8,997,235          377,884
MeadWestvaco Corp.                                                                                   3,800,000          128,782
Newmont Mining Corp.                                                                                 9,500,000          421,895
Phelps Dodge Corp.                                                                                     800,000           79,136
Placer Dome Inc.                                                                                    12,500,000          235,750
Placer Dome Inc. (Canada)                                                                            1,500,000           28,225
Rio Tinto PLC                                                                                       12,000,000          352,523
Rohm and Haas Co.                                                                                    7,000,000          309,610
Weyerhaeuser Co.                                                                                     5,475,000          368,029
                                                                                                                      5,263,197

INDUSTRIALS -- 11.39%
3M Co.                                                                                               3,500,000          287,245
Boeing Co.                                                                                          13,000,000          673,010
Burlington Northern Santa Fe Corp.                                                                   9,200,000          435,252
Caterpillar Inc.                                                                                    12,170,000        1,186,697
Cooper Industries, Ltd., Class A                                                                     2,500,000          169,725
Cummins Inc.                                                                                         1,700,000          142,443
Deere & Co.                                                                                          8,200,000          610,080
FedEx Corp.                                                                                          2,870,000          282,666
Fluor Corp.                                                                                            824,300           44,933
General Dynamics Corp.                                                                               3,372,900          352,805
General Electric Co.                                                                                30,250,000        1,104,125
Illinois Tool Works Inc.                                                                             2,500,000          231,700
Lockheed Martin Corp.                                                                                8,560,000          475,508
Northrop Grumman Corp.                                                                               4,680,000          254,405
Parker Hannifin Corp.                                                                                2,500,000          189,350
Pitney Bowes Inc.                                                                                    1,000,000           46,280
Raytheon Co.                                                                                        11,946,000          463,863
Siemens AG                                                                                           1,000,000           84,487
Southwest Airlines Co.                                                                               9,000,000          146,520
Tyco International Ltd.                                                                             28,100,000        1,004,294
United Parcel Service, Inc., Class B                                                                 2,000,000          170,920
United Technologies Corp.                                                                            2,400,000          248,040
Waste Management, Inc.                                                                               1,100,000           32,934
                                                                                                                      8,637,282

CONSUMER DISCRETIONARY -- 9.82%
Best Buy Co., Inc.                                                                                   2,000,000          118,840
Carnival Corp., units                                                                                8,000,000          461,040
Comcast Corp., Class A(1)                                                                            9,357,900          311,431
Delphi Corp.                                                                                        21,000,000          189,420
Dow Jones & Co., Inc.                                                                                1,887,000           81,254
eBay Inc.(1)                                                                                           600,000           69,768
Ford Motor Co.                                                                                       5,465,400           80,013
Gap, Inc.                                                                                            3,100,000           65,472
General Motors Corp.                                                                                15,450,000          618,927
Honda Motor Co., Ltd.                                                                                1,825,000           94,323
Interpublic Group of Companies, Inc.(1)                                                              8,100,000          108,540
Knight-Ridder, Inc.                                                                                    550,500           36,850
Kohl's Corp.(1)                                                                                      2,600,000          127,842
Koninklijke Philips Electronics NV                                                                   2,250,000           59,455
Liberty Media Corp., Class A(1)                                                                     16,280,000          178,754
Limited Brands, Inc.(2)                                                                             20,749,400          477,651
Lowe's Companies, Inc.                                                                              20,368,300        1,173,010
May Department Stores Co.                                                                            7,800,000          229,320
McDonald's Corp.                                                                                     1,600,000           51,296
Newell Rubbermaid Inc.                                                                               2,000,000           48,380
Target Corp.                                                                                        21,100,000        1,095,723
Time Warner Inc.(1)                                                                                 53,900,000        1,047,816
TJX Companies, Inc.                                                                                  5,750,000          144,497
Toyota Motor Corp.                                                                                   6,750,000          273,968
Viacom Inc., Class A                                                                                   600,000           22,248
Viacom Inc., Class B, nonvoting                                                                      7,500,000          272,925
                                                                                                                      7,438,763

CONSUMER STAPLES -- 9.22%
Albertson's, Inc.                                                                                      976,500           23,319
Altria Group, Inc.                                                                                  56,000,000        3,421,600
Anheuser-Busch Companies, Inc.                                                                       3,500,000          177,555
Avon Products, Inc.                                                                                  9,020,000          349,074
Coca-Cola Co.                                                                                        5,320,000          221,472
General Mills, Inc.                                                                                  6,035,000          300,000
H.J. Heinz Co.                                                                                       7,950,000          309,971
Kimberly-Clark Corp.                                                                                   500,000           32,905
Kraft Foods Inc., Class A                                                                            2,100,000           74,781
PepsiCo, Inc.                                                                                       11,000,000          574,200
Procter & Gamble Co.                                                                                 2,660,000          146,513
Reynolds American Inc.                                                                               4,461,666          350,687
Sara Lee Corp.                                                                                       8,816,100          212,821
Unilever NV (New York registered)                                                                    5,650,000          376,912
UST Inc.                                                                                             2,000,000           96,220
Walgreen Co.                                                                                         8,595,000          329,790
                                                                                                                      6,997,820

HEALTH CARE -- 5.13%
Abbott Laboratories                                                                                  4,600,000          214,590
Aetna Inc.                                                                                           3,000,000          374,250
Anthem, Inc.(1)                                                                                      2,900,000          333,500
Applera Corp. - Applied Biosystems Group                                                             5,170,500          108,115
AstraZeneca PLC (ADR)                                                                                4,534,500          165,010
AstraZeneca PLC (Sweden)                                                                             5,909,500          214,421
AstraZeneca PLC  (United Kingdom)                                                                    5,393,900          195,253
Becton, Dickinson and Co.                                                                            1,500,000           85,200
Bristol-Myers Squibb Co.                                                                            21,680,300          555,449
Eli Lilly and Co.                                                                                   11,860,000          673,055
Guidant Corp.                                                                                        1,500,000          108,150
HCA Inc.                                                                                             5,000,000          199,800
Merck & Co., Inc.                                                                                    4,500,000          144,630
Novartis AG (ADR)                                                                                      256,556           12,966
Pfizer Inc                                                                                          11,422,480          307,150
Schering-Plough Corp.                                                                                7,111,300          148,484
Wyeth                                                                                                1,500,000           63,885
                                                                                                                      3,903,908

FINANCIALS -- 12.12%
Allstate Corp.                                                                                       8,050,000          416,346
American International Group, Inc.                                                                   8,713,900          572,242
Aon Corp.                                                                                            2,183,800           52,105
Bank of America Corp.                                                                               25,010,600        1,175,248
Capital One Financial Corp.                                                                          3,000,000          252,630
Chubb Corp.                                                                                          5,100,000          392,190
Citigroup Inc.                                                                                       4,725,000          227,651
Fannie Mae                                                                                          20,360,000        1,449,836
Freddie Mac                                                                                          3,150,000          232,155
Hartford Financial Services Group, Inc.                                                              2,700,000          187,137
HSBC Holdings PLC                                                                                   30,697,111          517,071
HSBC Holdings PLC (ADR)                                                                              1,079,588           91,916
J.P. Morgan Chase & Co.                                                                             22,836,200          890,840
Lincoln National Corp.                                                                                 800,000           37,344
Lloyds TSB Group PLC                                                                                58,000,000          525,718
MBNA Corp.                                                                                           4,800,000          135,312
SAFECO Corp.                                                                                         3,650,000          190,676
St. Paul Travelers Companies, Inc.                                                                   3,300,000          122,331
U.S. Bancorp                                                                                        11,250,000          352,350
Washington Mutual, Inc.                                                                             15,400,000          651,112
Wells Fargo & Co.                                                                                    7,630,000          474,205
XL Capital Ltd., Class A                                                                             3,250,000          252,363
                                                                                                                      9,198,778

INFORMATION TECHNOLOGY -- 9.42%
Agilent Technologies, Inc.(1)                                                                        4,000,000           96,400
Altera Corp.(1)                                                                                      3,000,000           62,100
Analog Devices, Inc.                                                                                 4,250,000          156,910
Applied Materials, Inc.(1)                                                                          15,550,000          265,905
Automatic Data Processing, Inc.                                                                      5,375,000          238,381
Cisco Systems, Inc.(1)                                                                              23,928,800          461,826
Electronic Data Systems Corp.                                                                        7,600,000          175,560
EMC Corp.(1)                                                                                         3,500,000           52,045
First Data Corp.                                                                                     2,100,000           89,334
Hewlett-Packard Co.                                                                                 32,450,000          680,477
Hitachi, Ltd.                                                                                       30,000,000          207,319
Intel Corp.                                                                                            640,000           14,970
International Business Machines Corp.                                                                6,845,000          674,780
KLA-Tencor Corp.(1)                                                                                  2,275,000          105,970
Linear Technology Corp.                                                                              5,560,000          215,506
Maxim Integrated Products, Inc.                                                                      6,100,000          258,579
Micron Technology, Inc.(1)                                                                          10,000,000          123,500
Microsoft Corp.                                                                                     40,480,000        1,081,221
Motorola, Inc.                                                                                      12,436,480          213,907
Sabre Holdings Corp., Class A                                                                        6,009,680          133,175
Samsung Electronics Co., Ltd.                                                                          200,000           87,045
Sanmina-SCI Corp.(1)                                                                                 7,000,000           59,290
Solectron Corp.(1)                                                                                  13,000,000           69,290
Sun Microsystems, Inc.(1)                                                                           70,510,000          379,344
Taiwan Semiconductor Manufacturing Co. Ltd.                                                        157,883,129          251,200
Texas Instruments Inc.                                                                              32,320,200          795,723
Xilinx, Inc.                                                                                         6,650,000          197,173
                                                                                                                      7,146,930

TELECOMMUNICATION SERVICES -- 7.46%
ALLTEL Corp.                                                                                         5,254,900          308,778
AT&T Corp.                                                                                          17,897,500          341,126
BellSouth Corp.                                                                                     30,800,000          855,932
Deutsche Telekom AG(1)                                                                              10,523,000          237,302
SBC Communications Inc.                                                                             61,450,000        1,583,567
Sprint Corp. - FON Group                                                                            20,885,000          518,992
Telefonica, SA                                                                                      18,609,261          349,333
Verizon Communications Inc.                                                                         19,800,000          802,098
Vodafone Group PLC                                                                                  73,500,000          198,948
Vodafone Group PLC (ADR)                                                                            17,000,000          465,460
                                                                                                                      5,661,536

UTILITIES -- 2.44%
Ameren Corp.                                                                                         2,000,000          100,280
American Electric Power Co., Inc.                                                                    5,250,000          180,285
Dominion Resources, Inc.                                                                             7,131,912          483,116
Duke Energy Corp.                                                                                    8,000,000          202,640
Exelon Corp.                                                                                         4,826,000          212,682
FirstEnergy Corp.                                                                                    3,238,500          127,953
FPL Group, Inc.                                                                                      2,000,000          149,500
Public Service Enterprise Group Inc.                                                                 5,000,000          258,850
Southern Co.                                                                                         4,386,500          147,035
                                                                                                                      1,862,341

MISCELLANEOUS -- 0.72%
Other common stocks in initial period of acquisition                                                                    553,733


TOTAL COMMON STOCKS (cost: $43,770,093,000)                                                                          63,479,186






                                                                                           Shares or principal
CONVERTIBLE SECURITIES -- 0.23%                                                                         amount


CONSUMER DISCRETIONARY -- 0.01%
Interpublic Group of Companies, Inc., Series A, 5.375% convertible
     preferred 2006                                                                                    115,300            5,650


FINANCIALS -- 0.16%
Capital One Financial Corp. 6.25% Upper DECS 2005                                                    1,450,000 units     81,838
Chubb Corp. 7.00% convertible preferred 2005                                                         1,400,000 units     41,426
                                                                                                                        123,264

INFORMATION TECHNOLOGY -- 0.02%
Agilent Technologies, Inc. 3.00% convertible debentures 2021(3)                                     $6,655,000            6,746
Agilent Technologies, Inc. 3.00% convertible debentures 2021(3),(4)                                 $4,445,000            4,506
                                                                                                                         11,252

TELECOMMUNICATION SERVICES -- 0.04%
ALLTEL Corp. 7.75% convertible preferred 2005                                                          500,000 units     26,445


TOTAL CONVERTIBLE SECURITIES (cost: $148,176,000)                                                                       166,611

                                                                                              Principal amount     Market value
BONDS & NOTES -- 2.63%                                                                                   (000)            (000)


CONSUMER DISCRETIONARY -- 0.09%
AOL Time Warner Inc. 5.625% 2005                                                                     $  21,045     $     21,240
General Motors Acceptance Corp. 6.875% 2011                                                             50,000           51,308
                                                                                                                         72,548

TELECOMMUNICATION SERVICES -- 1.09%
AT&T Corp. 9.05% 2011                                                                                  247,575          286,259
AT&T Wireless Services, Inc. 7.50% 2007                                                                 50,000           54,337
AT&T Wireless Services, Inc. 8.125% 2012                                                                30,000           36,317
Sprint Capital Corp. 7.90% 2005                                                                        202,710          204,914
Sprint Capital Corp. 8.375% 2012                                                                       197,500          240,920
                                                                                                                        822,747

MORTGAGE-BACKED OBLIGATIONS -- 0.72%
Fannie Mae 6.00% 2017(5)                                                                               368,376          386,621
Fannie Mae 6.50% 2017(5)                                                                               149,698          158,902
                                                                                                                        545,523

U.S. TREASURY BONDS & NOTES -- 0.73%
U.S. Treasury 1.50% 2005                                                                               555,000          554,567


TOTAL BONDS & NOTES (cost: $1,840,383,000)                                                                            1,995,385







SHORT-TERM SECURITIES -- 13.34%


3M Co. 2.14% due 1/7/2005                                                                               15,000           14,994
Abbott Laboratories Inc. 2.07%-2.25% due 1/4-2/8/2005(4)                                               133,400          133,230
American General Finance 2.30% due 2/22/2005                                                            75,000           74,746
American Express Credit Corp. 2.14%-2.15% due 1/7-1/10/2005                                            150,000          149,919
Anheuser-Busch Cos. Inc. 2.07%-2.30% due 2/1-2/16/2005(4)                                               86,700           86,483
Bank of America Corp. 2.00%-2.24% due 1/5-3/14/2005                                                    210,000          209,614
BellSouth Corp. 2.16%-2.28% due 1/21-1/26/2005(4)                                                      140,400          140,188
CAFCO LLC 1.97%-2.35% due 1/10-2/23/2005(4)                                                            167,700          167,400
Ciesco LLC 2.03% due 1/7/2005(4)                                                                        17,400           17,393
Citicorp 2.05% due 1/5/2005                                                                             30,000           29,991
Caterpillar Financial Services Corp. 2.07%-2.25% due 1/10-1/19/2005                                     45,000           44,962
Caterpillar Inc. 2.28% due 1/18/2005(4)                                                                 30,000           29,966
Clipper Receivables Co. LLC 2.31%-2.36% due 1/25-2/25/2005(4)                                          184,100          183,543
Coca-Cola Co. 2.06%-2.23% due 1/11-2/18/2005                                                           199,500          199,069
Colgate-Palmolive Co. 2.25% due 1/21/2005(4)                                                            50,000           49,934
DuPont (E.I.) de Nemours & Co. 2.23% due 2/11/2005                                                      25,000           24,935
Edison Asset Securitization LLC 2.13%-2.34% due 1/14-2/18/2005(4)                                      100,000           99,814
General Electric Capital Corp. 2.11%-2.37% due 2/8-2/25/2005                                            84,900           84,642
General Electric Capital Services Inc. 2.07% due 1/28/2005                                              50,000           49,913
Eli Lilly and Co. 2.01%-2.27% due 1/11-2/1/2005(4)                                                     130,000          129,809
Exxon Asset Management Co. 2.18%-2.28% due 1/18-1/25/2005(4)                                           100,000           99,866
Fannie Mae 2.15%-2.19% due 1/7-1/28/2005                                                                98,900           98,792
FCAR Owner Trust I 2.03%-2.27% due 1/11-2/7/2005                                                       165,000          164,802
Federal Farm Credit Banks 1.87%-2.36% due 1/4-3/23/2005                                                435,000          433,706
Federal Home Loan Bank 2.01%-2.407% due 1/5-3/28/2005                                                  596,950          595,343
Freddie Mac 2.04%-2.43% due 1/12-3/22/2005                                                             576,424          574,542
Gannett Co. 2.06%-2.26% due 1/13-1/28/2005(4)                                                          141,900          141,714
Harley-Davidson Funding Corp. 2.32% due 2/28/2005(4)                                                    11,900           11,854
Harvard University 2.33% due 3/16/2005                                                                  25,000           24,875
Hershey Foods Corp. 2.27% due 2/11/2005(4)                                                              35,000           34,907
Household Finance Corp. 2.26%  due 2/9/2005                                                             50,000           49,870
IBM Capital Inc. 1.955% due 1/6/2005(4)                                                                 25,000           24,991
International Business Machines Corp. 2.21%-2.27% due 1/28-2/25/2005                                    75,000           74,771
International Bank for Reconstruction and Development 2.09%-2.24% due
     1/14-3/1/2005                                                                                     469,300          468,297
J.P. Morgan Chase & Co. 2.12% due 1/24/2005                                                             70,000           69,895
Park Avenue Receivables Co. LLC 2.28%-2.34% due 1/12-1/28/2005(4)                                      103,502          103,368
Preferred Receivables Funding Corp. 2.30% due 1/20/2005(4)                                              20,000           19,974
Kimberly-Clark Worldwide Inc. 2.26% due 1/12/2005(4)                                                    20,100           20,085
Medtronic Inc. 2.26% due 1/4/2005(4)                                                                    30,000           29,992
NetJets Inc.  2.13%-2.32% due 1/21-2/28/2005(4)                                                         65,000           64,788
New Center Asset Trust 2.30% due 1/19/2005                                                              36,000           35,956
New Center Asset Trust Plus 2.16%-2.39% due 1/21-2/18/2005                                             124,500          124,165
PepsiCo Inc. 2.20%-2.25% due 1/7-1/18/2005(4)                                                           75,100           75,050
Pfizer Inc 2.02%-2.31% due 1/18-2/18/2005(4)                                                           199,900          199,502
Private Export Funding Corp. 2.20% due 2/14/2005(4)                                                     30,000           29,913
Procter & Gamble Co. 2.14%-2.37% due 1/21-3/14/2005(4)                                                 225,000          224,436
SBC Communications Inc. 2.13%-2.36% due 1/24-2/15/2005(4)                                              139,815          139,475
Scripps (E.W.) Co. 2.33% due 2/23/2005(4)                                                               15,000           14,946
Tenessee Valley Authority 2.09%-2.32% due 1/13-3/17/2005                                               278,000          277,246
Three Pillars Funding, LLC 2.24%-2.35% due 1/3-1/20/2005(4)                                            143,333          143,192
Triple-A One Funding Corp. 2.26%-2.34% due 1/5-1/21/2005(4)                                            121,789          121,673
U.S. Treasury Bills 1.70%-2.27% due 1/6-4/14/2005                                                    3,172,700        3,163,572
United Parcel Service Inc. 2.27% due 2/3/2005                                                           44,800           44,704
USAA Capital Corp. 2.16% due 2/15/2005                                                                  25,000           24,926
Variable Funding Capital Corp. 2.10%-2.29% due 1/10-1/21/2005(4)                                       194,200          193,994
Wal-Mart Stores Inc. 2.09%-2.19% due 1/11-1/19/2005(4)                                                  76,800           76,725
Wells Fargo & Co. 2.12%-2.31% due 1/14-2/8/2005                                                        207,800          207,795


TOTAL SHORT-TERM SECURITIES (cost: $10,123,975,000)                                                                  10,124,247

TOTAL INVESTMENT SECURITIES (cost: $55,882,627,000)                                                                  75,765,429

OTHER ASSETS LESS LIABILITIES                                                                                           101,976

NET ASSETS                                                                                                          $75,867,405

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Coupon rate may change periodically.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,812,711,000, which represented 3.70% of the net assets of the fund.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

ADR = American Depositary Receipts

See Notes to Financial Statements


FINANCIAL STATEMENTS

Statement of assets and liabilities
at December 31, 2004                          (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $55,625,447)                                           $75,287,778
  Affiliated issuers (cost: $257,180)                                                    477,651                    $75,765,429
 Cash denominated in non-U.S. currencies
  (cost: $9,182)                                                                                                          9,898
 Cash                                                                                                                       133
 Receivables for:
  Sales of fund's shares                                                                  81,948
  Dividends and interest                                                                 165,110                        247,058
                                                                                                                     76,022,518
LIABILITIES:
 Payables for:
  Purchases of investments                                                                47,143
  Repurchases of fund's shares                                                            65,176
  Investment advisory services                                                            14,284
  Services provided by affiliates                                                         25,036
  Deferred Directors' and Advisory Board compensation                                      2,985
  Other fees and expenses                                                                    489                        155,113
NET ASSETS AT DECEMBER 31, 2004                                                                                     $75,867,405

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                         $55,584,442
 Undistributed net investment income                                                                                    401,174
 Distributions in excess of net realized gain                                                                            (1,788)
 Net unrealized appreciation                                                                                         19,883,577
NET ASSETS AT DECEMBER 31, 2004                                                                                     $75,867,405


                                                       Authorized shares
                                                        of capital stock                             Shares      Net asset value
                                                       - $.001 par value       Net assets       outstanding        per share (1)

Class A                                                       2,500,000       $64,879,647         2,109,805                30.75
Class B                                                         250,000         3,682,575           120,175                30.64
Class C                                                         250,000         2,690,540            87,947                30.59
Class F                                                         250,000         1,208,900            39,351                30.72
Class 529-A                                                     325,000           625,244            20,347                30.73
Class 529-B                                                      75,000           155,118             5,057                30.67
Class 529-C                                                     150,000           188,417             6,141                30.68
Class 529-E                                                      75,000            27,073               882                30.68
Class 529-F                                                      75,000             5,121               167                30.71
Class R-1                                                        75,000            23,202               756                30.67
Class R-2                                                       100,000           361,381            11,783                30.67
Class R-3                                                       300,000           493,243            16,062                30.71
Class R-4                                                        75,000           119,176             3,880                30.72
Class R-5                                                       150,000         1,407,768            45,783                30.75

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $32.63 and $32.60, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended December 31, 2004                    (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $22,973; also includes $35,481 from affiliates)                              $1,495,975
  Interest (net of non-U.S. withholding
            tax of $3)                                                                             345,847             $1,841,822

 Fees and expenses:
  Investment advisory services                                                                     167,990
  Distribution services                                                                            203,917
  Transfer agent services                                                                           53,879
  Administrative services                                                                           11,898
  Reports to shareholders                                                                            3,427
  Registration statement and prospectus                                                              1,631
  Postage, stationery and supplies                                                                   5,866
  Directors' and Advisory Board compensation                                                         1,150
  Auditing and legal                                                                                   307
  Custodian                                                                                          2,187
  State and local taxes                                                                                571
  Other                                                                                                219
  Total expenses before reimbursement/waiver                                                       453,042
   Reimbursement/waiver of expenses                                                                  3,464                449,578
 Net investment income                                                                                                  1,392,244

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                      921,085
  Non-U.S. currency transactions                                                                    (2,708)               918,377
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                    4,370,458
  Non-U.S. currency translations                                                                      (245)             4,370,213
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                                5,288,590
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                       $6,680,834



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                     (dollars in thousands)

                                                                                                        Year ended December 31
                                                                                                      2004                   2003
OPERATIONS:
 Net investment income                                                                          $1,392,244             $1,142,439
 Net realized gain on investments and
  non-U.S. currency transactions                                                                   918,377                500,253
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                              4,370,213             11,791,841
  Net increase in net assets
   resulting from operations                                                                     6,680,834             13,434,533

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
 Dividends from net investment income and currency gains                                        (1,194,353)            (1,107,178)
 Distributions from net realized gain on investments                                              (863,164)              (477,739)
  Total dividends and distributions paid to shareholders                                        (2,057,517)            (1,584,917)

CAPITAL SHARE TRANSACTIONS                                                                       4,709,994              4,923,852

TOTAL INCREASE IN NET ASSETS                                                                     9,333,311             16,773,468

NET ASSETS:
 Beginning of year                                                                              66,534,094             49,760,626
 End of year (including undistributed
  net investment income: $401,174 and $195,455, respectively)                                  $75,867,405            $66,534,094


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

CollegeAmerica is a registered trademark of the Virginia College
Savings Plan./SM/

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.


3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold and paydowns on investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2004, the cost of investment securities for federal income tax purposes was $55,880,051,000.

During the year ended December 31, 2004, the fund reclassified $7,958,000 from undistributed net realized gains to undistributed net investment income; and reclassified $130,000 from undistributed net investment income and $47,996,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                      $404,631
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                    (472)
  2004 through December 31, 2004
Gross unrealized appreciation on investment securities                                                    20,548,358
Gross unrealized depreciation on investment securities                                                      (662,980)
Net unrealized appreciation on investment securities                                                      19,885,378

During the year ended December 31, 2004, the fund realized, on a tax basis, a net capital gain of $911,164,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                                                                                Year ended December 31, 2004
                                                        Distributions from            Distributions from                     Total
                                                           ordinary income       long-term capital gains        distributions paid
Share class
Class A                                                        $ 1,074,604                     $ 738,649               $ 1,813,253
Class B                                                             33,455                        41,997                    75,452
Class C                                                             22,209                        30,628                    52,837
Class F                                                             18,386                        13,657                    32,043
Class 529-A                                                          8,408                         6,944                    15,352
Class 529-B                                                          1,051                         1,740                     2,791
Class 529-C                                                          1,270                         2,100                     3,370
Class 529-E                                                            290                           301                       591
Class 529-F                                                             61                            56                       117
Class R-1                                                              172                           255                       427
Class R-2                                                            2,737                         4,069                     6,806
Class R-3                                                            5,165                         5,511                    10,676
Class R-4                                                            1,396                         1,295                     2,691
Class R-5                                                           25,149                        15,962                    41,111
Total                                                          $ 1,194,353                     $ 863,164               $ 2,057,517


                                                                                Year ended December 31, 2003
                                                        Distributions from             Distributions from                    Total
                                                           ordinary income        long-term capital gains       distributions paid
Share class
Class A                                                        $ 1,028,846                     $ 419,520               $ 1,448,366
Class B                                                             29,917                        21,573                    51,490
Class C                                                             17,389                        14,109                    31,498
Class F                                                             12,101                         6,330                    18,431
Class 529-A                                                          5,082                         2,625                     7,707
Class 529-B                                                            751                           702                     1,453
Class 529-C                                                            843                           794                     1,637
Class 529-E                                                            175                           113                       288
Class 529-F                                                             26                            18                        44
Class R-1                                                              106                           100                       206
Class R-2                                                            1,323                         1,334                     2,657
Class R-3                                                            1,981                         1,596                     3,577
Class R-4                                                              493                           294                       787
Class R-5                                                            8,145                         8,631                    16,776
Total                                                          $ 1,107,178                     $ 477,739               $ 1,584,917


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.222% on such assets in excess of $71 billion. During the year ended December 31, 2004, CRMC reduced investment advisory services fees by $2,898,000. As a result, the fee shown on the accompanying financial statements of $167,990,000, which was equivalent to an annualized rate of 0.240%, was reduced to $165,092,000, or 0.236% of month-end net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended December 31, 2004, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended December 31, 2004, the total fees paid by CRMC were $1,000 and $565,000 for Class R-1 and Class R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described above for the year ended December 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A        $136,883          $50,723        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          33,071           3,156         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C         23,350          Included            $3,502              $498            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          2,676          Included            1,605                155            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         773           Included             738                 64                  $492
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B        1,257          Included             189                 55                  126
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C        1,496          Included             224                 52                  149
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         105           Included              32                  3                   21
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          9            Included              6                   1                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          182           Included              27                 11             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         2,081          Included             416                1,306           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         1,838          Included             551                 287            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          196           Included             118                  6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included            1,260                 *             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $203,917          $53,879            $8,668             $2,438                $792
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' AND ADVISORY BOARD COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board compensation of $1,150,000, shown on the accompanying financial statements, includes $791,000 in current fees (either paid in cash or deferred) and a net increase of $359,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS/TRUSTEES - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       WARRANTS

As of December 31, 2004, the fund had warrants outstanding which may be exercised at any time for the purchase of 821,806 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2004, the net asset value of Class A shares would have been reduced by $0.01 per share.

6.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                              Reinvestments of
Share class                                                                      Sales(1)               dividends and distributions
                                                                            Amount        Shares               Amount       Shares
Year ended December 31, 2004
Class A                                                                $ 6,876,973       235,443          $ 1,692,780       56,793
Class B                                                                    663,196        22,803               72,958        2,443
Class C                                                                    778,916        26,808               50,567        1,695
Class F                                                                    506,063        17,338               29,160          979
Class 529-A                                                                216,120         7,391               15,351          514
Class 529-B                                                                 46,827         1,607                2,790           93
Class 529-C                                                                 67,411         2,309                3,370          112
Class 529-E                                                                  9,407           323                  591           20
Class 529-F                                                                  2,328            79                  116            4
Class R-1                                                                   12,156           418                  427           14
Class R-2                                                                  195,647         6,727                6,804          227
Class R-3                                                                  301,164        10,320               10,669          357
Class R-4                                                                   85,334         2,912                2,690           90
Class R-5                                                                  193,400         6,618               40,829        1,371
Total net increase
   (decrease)                                                          $ 9,954,942       341,096          $ 1,929,102       64,712

Year ended December 31, 2003
Class A                                                                $ 6,429,510       254,074          $ 1,345,897       51,626
Class B                                                                    827,539        32,970               49,796        1,889
Class C                                                                    799,522        31,497               30,207        1,142
Class F                                                                    464,775        18,386               16,747          633
Class 529-A                                                                172,085         6,749                7,706          292
Class 529-B                                                                 44,857         1,779                1,453           55
Class 529-C                                                                 54,628         2,144                1,637           61
Class 529-E                                                                  8,128           322                  288           11
Class 529-F                                                                  2,042            80                   44            2
Class R-1                                                                   12,587           509                  205            8
Class R-2                                                                  169,458         6,780                2,655           99
Class R-3                                                                  207,420         8,202                3,564          132
Class R-4                                                                   33,326         1,338                  786           29
Class R-5                                                                1,051,747        40,574               16,539          600
Total net increase
   (decrease)                                                         $ 10,277,624       405,404          $ 1,477,524       56,579




Share class                                                                    Repurchases(1)                      Net increase
                                                                            Amount        Shares               Amount       Shares
Year ended December 31, 2004
Class A                                                               $ (6,018,495)     (205,905)         $ 2,551,258       86,331
Class B                                                                   (285,338)       (9,809)             450,816       15,437
Class C                                                                   (282,310)       (9,711)             547,173       18,792
Class F                                                                   (294,487)      (10,102)             240,736        8,215
Class 529-A                                                                (21,681)         (738)             209,790        7,167
Class 529-B                                                                 (3,475)         (119)              46,142        1,581
Class 529-C                                                                 (7,911)         (269)              62,870        2,152
Class 529-E                                                                   (687)          (24)               9,311          319
Class 529-F                                                                   (380)          (13)               2,064           70
Class R-1                                                                   (4,841)         (168)               7,742          264
Class R-2                                                                  (49,451)       (1,697)             153,000        5,257
Class R-3                                                                  (77,001)       (2,632)             234,832        8,045
Class R-4                                                                  (15,204)         (520)              72,820        2,482
Class R-5                                                                 (112,789)       (3,870)             121,440        4,119
Total net increase
   (decrease)                                                         $ (7,174,050)     (245,577)         $ 4,709,994      160,231

Year ended December 31, 2003
Class A                                                               $ (6,159,887)     (246,645)         $ 1,615,520       59,055
Class B                                                                   (215,596)       (8,756)             661,739       26,103
Class C                                                                   (181,857)       (7,314)             647,872       25,325
Class F                                                                   (137,980)       (5,568)             343,542       13,451
Class 529-A                                                                 (9,943)         (387)             169,848        6,654
Class 529-B                                                                 (2,113)          (83)              44,197        1,751
Class 529-C                                                                 (3,569)         (138)              52,696        2,067
Class 529-E                                                                   (346)          (13)               8,070          320
Class 529-F                                                                    (16)           (1)               2,070           81
Class R-1                                                                   (1,768)          (69)              11,024          448
Class R-2                                                                  (34,537)       (1,371)             137,576        5,508
Class R-3                                                                  (34,172)       (1,356)             176,812        6,978
Class R-4                                                                   (8,547)         (346)              25,565        1,021
Class R-5                                                                  (40,965)       (1,547)           1,027,321       39,627
Total net increase
   (decrease)                                                         $ (6,831,296)     (273,594)         $ 4,923,852      188,389

(1) Includes exchanges between share classes of the fund.


7.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,431,394,000 and $11,193,543,000, respectively, during the year ended December 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2004, the custodian fee of $2,187,000, shown on the accompanying financial statements, included $61,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                    Income (loss) from investment operations(2)
                                                                                                             Net
                                                                  Net asset                        gains (losses)
                                                                     value,             Net        on securities        Total from
                                                                  beginning      investment       (both realized        investment
                                                                  of period          income       and unrealized)       operations
Class A:
 Year ended 12/31/2004                                               $28.84            $.60                $2.19             $2.79
 Year ended 12/31/2003                                                23.48             .54                 5.55              6.09
 Year ended 12/31/2002                                                28.53             .49                (4.56)            (4.07)
 Year ended 12/31/2001                                                31.07             .44                (1.87)            (1.43)
 Year ended 12/31/2000                                                32.46             .56                  .65              1.21
Class B:
 Year ended 12/31/2004                                                28.74             .38                 2.17              2.55
 Year ended 12/31/2003                                                23.41             .34                 5.53              5.87
 Year ended 12/31/2002                                                28.47             .30                (4.57)            (4.27)
 Year ended 12/31/2001                                                31.01             .19                (1.83)            (1.64)
 Period from 3/15/2000 to 12/31/2000                                  31.13             .26                 1.55              1.81
Class C:
 Year ended 12/31/2004                                                28.70             .36                 2.16              2.52
 Year ended 12/31/2003                                                23.38             .31                 5.53              5.84
 Year ended 12/31/2002                                                28.44             .30                (4.58)            (4.28)
 Period from 3/15/2001 to 12/31/2001                                  29.05             .09                 (.14)             (.05)
Class F:
 Year ended 12/31/2004                                                28.81             .58                 2.18              2.76
 Year ended 12/31/2003                                                23.46             .51                 5.55              6.06
 Year ended 12/31/2002                                                28.52             .49                (4.59)            (4.10)
 Period from 3/15/2001 to 12/31/2001                                  29.10             .27                 (.13)              .14
Class 529-A:
 Year ended 12/31/2004                                                28.82             .59                 2.17              2.76
 Year ended 12/31/2003                                                23.48             .52                 5.55              6.07
 Period from 2/15/2002 to 12/31/2002                                  27.88             .46                (3.91)            (3.45)
Class 529-B:
 Year ended 12/31/2004                                                28.78             .33                 2.16              2.49
 Year ended 12/31/2003                                                23.45             .28                 5.54              5.82
 Period from 2/15/2002 to 12/31/2002                                  27.88             .28                (3.92)            (3.64)
Class 529-C:
 Year ended 12/31/2004                                                28.78             .33                 2.17              2.50
 Year ended 12/31/2003                                                23.45             .29                 5.54              5.83
 Period from 2/19/2002 to 12/31/2002                                  27.47             .28                (3.50)            (3.22)
Class 529-E:
 Year ended 12/31/2004                                                28.78             .48                 2.17              2.65
 Year ended 12/31/2003                                                23.45             .42                 5.54              5.96
 Period from 3/1/2002 to 12/31/2002                                   28.27             .38                (4.52)            (4.14)
Class 529-F:
 Year ended 12/31/2004                                                28.81             .56                 2.16              2.72
 Year ended 12/31/2003                                                23.47             .48                 5.55              6.03
 Period from 9/16/2002 to 12/31/2002                                  23.98             .16                 (.19)             (.03)




Financial highlights  (1)                                          (continued)

                                                                                     Income (loss) from investment operations(2)
                                                                                                             Net
                                                                  Net asset                         gains(losses)
                                                                     value,             Net        on securities        Total from
                                                                  beginning      investment       (both realized        investment
                                                                  of period          income       and unrealized)       operations
Class R-1:
 Year ended 12/31/2004                                               $28.77            $.36                $2.17             $2.53
 Year ended 12/31/2003                                                23.46             .31                 5.54              5.85
 Period from 6/6/2002 to 12/31/2002                                   27.27             .20                (3.36)            (3.16)
Class R-2:
 Year ended 12/31/2004                                                28.77             .37                 2.17              2.54
 Year ended 12/31/2003                                                23.46             .31                 5.54              5.85
 Period from 5/21/2002 to 12/31/2002                                  28.23             .23                (4.34)            (4.11)
Class R-3:
 Year ended 12/31/2004                                                28.80             .50                 2.17              2.67
 Year ended 12/31/2003                                                23.47             .41                 5.55              5.96
 Period from 6/4/2002 to 12/31/2002                                   27.58             .27                (3.69)            (3.42)
Class R-4:
 Year ended 12/31/2004                                                28.82             .60                 2.16              2.76
 Year ended 12/31/2003                                                23.47             .51                 5.55              6.06
 Period from 5/28/2002 to 12/31/2002                                  28.22             .32                (4.33)            (4.01)
Class R-5:
 Year ended 12/31/2004                                                28.84             .67                 2.18              2.85
 Year ended 12/31/2003                                                23.48             .56                 5.59              6.15
 Period from 5/15/2002 to 12/31/2002                                  28.37             .39                (4.50)            (4.11)




FINANCIAL HIGHLIGHTS (1)

                                                                             Dividends and distributions

                                                                   Dividends
                                                                   (from net   Distributions                Total       Net asset
                                                                  investment   (from capital        dividends and      value, end
                                                                     income)          gains)        distributions       of period
Class A:
 Year ended 12/31/2004                                                $(.52)          $(.36)               $(.88)         $30.75
 Year ended 12/31/2003                                                 (.52)           (.21)                (.73)          28.84
 Year ended 12/31/2002                                                 (.52)           (.46)                (.98)          23.48
 Year ended 12/31/2001                                                 (.52)           (.59)               (1.11)          28.53
 Year ended 12/31/2000                                                 (.52)          (2.08)               (2.60)          31.07
Class B:
 Year ended 12/31/2004                                                 (.29)           (.36)                (.65)          30.64
 Year ended 12/31/2003                                                 (.33)           (.21)                (.54)          28.74
 Year ended 12/31/2002                                                 (.33)           (.46)                (.79)          23.41
 Year ended 12/31/2001                                                 (.31)           (.59)                (.90)          28.47
 Period from 3/15/2000 to 12/31/2000                                   (.25)          (1.68)               (1.93)          31.01
Class C:
 Year ended 12/31/2004                                                 (.27)           (.36)                (.63)          30.59
 Year ended 12/31/2003                                                 (.31)           (.21)                (.52)          28.70
 Year ended 12/31/2002                                                 (.32)           (.46)                (.78)          23.38
 Period from 3/15/2001 to 12/31/2001                                   (.21)           (.35)                (.56)          28.44
Class F:
 Year ended 12/31/2004                                                 (.49)           (.36)                (.85)          30.72
 Year ended 12/31/2003                                                 (.50)           (.21)                (.71)          28.81
 Year ended 12/31/2002                                                 (.50)           (.46)                (.96)          23.46
 Period from 3/15/2001 to 12/31/2001                                   (.37)           (.35)                (.72)          28.52
Class 529-A:
 Year ended 12/31/2004                                                 (.49)           (.36)                (.85)          30.73
 Year ended 12/31/2003                                                 (.52)           (.21)                (.73)          28.82
 Period from 2/15/2002 to 12/31/2002                                   (.49)           (.46)                (.95)          23.48
Class 529-B:
 Year ended 12/31/2004                                                 (.24)           (.36)                (.60)          30.67
 Year ended 12/31/2003                                                 (.28)           (.21)                (.49)          28.78
 Period from 2/15/2002 to 12/31/2002                                   (.33)           (.46)                (.79)          23.45
Class 529-C:
 Year ended 12/31/2004                                                 (.24)           (.36)                (.60)          30.68
 Year ended 12/31/2003                                                 (.29)           (.21)                (.50)          28.78
 Period from 2/19/2002 to 12/31/2002                                   (.34)           (.46)                (.80)          23.45
Class 529-E:
 Year ended 12/31/2004                                                 (.39)           (.36)                (.75)          30.68
 Year ended 12/31/2003                                                 (.42)           (.21)                (.63)          28.78
 Period from 3/1/2002 to 12/31/2002                                    (.33)           (.35)                (.68)          23.45
Class 529-F:
 Year ended 12/31/2004                                                 (.46)           (.36)                (.82)          30.71
 Year ended 12/31/2003                                                 (.48)           (.21)                (.69)          28.81
 Period from 9/16/2002 to 12/31/2002                                   (.13)           (.35)                (.48)          23.47




Financial highlights (1)                                           (continued)

                                                                              Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions               Total      Net asset
                                                                  investment    (from capital       dividends and     value, end
                                                                     income)           gains)       distributions      of period
Class R-1:
 Year ended 12/31/2004                                                $(.27)          $(.36)               $(.63)         $30.67
 Year ended 12/31/2003                                                 (.33)           (.21)                (.54)          28.77
 Period from 6/6/2002 to 12/31/2002                                    (.30)           (.35)                (.65)          23.46
Class R-2:
 Year ended 12/31/2004                                                 (.28)           (.36)                (.64)          30.67
 Year ended 12/31/2003                                                 (.33)           (.21)                (.54)          28.77
 Period from 5/21/2002 to 12/31/2002                                   (.31)           (.35)                (.66)          23.46
Class R-3:
 Year ended 12/31/2004                                                 (.40)           (.36)                (.76)          30.71
 Year ended 12/31/2003                                                 (.42)           (.21)                (.63)          28.80
 Period from 6/4/2002 to 12/31/2002                                    (.34)           (.35)                (.69)          23.47
Class R-4:
 Year ended 12/31/2004                                                 (.50)           (.36)                (.86)          30.72
 Year ended 12/31/2003                                                 (.50)           (.21)                (.71)          28.82
 Period from 5/28/2002 to 12/31/2002                                   (.39)           (.35)                (.74)          23.47
Class R-5:
 Year ended 12/31/2004                                                 (.58)           (.36)                (.94)          30.75
 Year ended 12/31/2003                                                 (.58)           (.21)                (.79)          28.84
 Period from 5/15/2002 to 12/31/2002                                   (.43)           (.35)                (.78)          23.48




FINANCIAL HIGHLIGHTS (1)

                                                                           Ratio of expenses     Ratio of expenses
                                                                              to average net        to average net        Ratio of
                                                             Net assets,       assets before          assets after      net income
                                                    Total  end of period      reimbursement/        reimbursement/      to average
                                                return (3)  (in millions)             waiver            waiver(4)       net assets
Class A:
 Year ended 12/31/2004                               9.78%       $64,880                .57%               .57%           2.06%
 Year ended 12/31/2003                              26.30         58,353                .59                .59            2.14
 Year ended 12/31/2002                             (14.47)        46,129                .59                .59            1.89
 Year ended 12/31/2001                              (4.59)        54,315                .57                .57            1.49
 Year ended 12/31/2000                               3.84         56,212                .56                .56            1.74
Class B:
 Year ended 12/31/2004                               8.94          3,683               1.36               1.35            1.29
 Year ended 12/31/2003                              25.30          3,011               1.38               1.38            1.33
 Year ended 12/31/2002                             (15.18)         1,841               1.39               1.39            1.18
 Year ended 12/31/2001                              (5.30)         1,302               1.35               1.35             .66
 Period from 3/15/2000 to 12/31/2000                 5.87            439               1.34 (5)           1.34 (5)        1.06 (5)
Class C:
 Year ended 12/31/2004                               8.85          2,691               1.43               1.43            1.22
 Year ended 12/31/2003                              25.22          1,985               1.45               1.45            1.25
 Year ended 12/31/2002                             (15.20)         1,025               1.45               1.45            1.17
 Period from 3/15/2001 to 12/31/2001                 (.19)           480               1.52 (5)           1.52 (5)         .38 (5)
Class F:
 Year ended 12/31/2004                               9.69          1,209                .67                .67            1.99
 Year ended 12/31/2003                              26.18            897                .69                .69            2.01
 Year ended 12/31/2002                             (14.59)           415                .70                .70            1.92
 Period from 3/15/2001 to 12/31/2001                  .48            190                .72 (5)            .72 (5)        1.17 (5)
Class 529-A:
 Year ended 12/31/2004                               9.68            625                .68                .68            2.00
 Year ended 12/31/2003                              26.19            380                .64                .64            2.06
 Period from 2/15/2002 to 12/31/2002               (12.57)           153                .71 (5)            .71 (5)        2.17 (5)
Class 529-B:
 Year ended 12/31/2004                               8.69            155               1.56               1.55            1.12
 Year ended 12/31/2003                              25.05            100               1.58               1.58            1.12
 Period from 2/15/2002 to 12/31/2002               (13.22)            41               1.58 (5)           1.58 (5)        1.30 (5)
Class 529-C:
 Year ended 12/31/2004                               8.74            188               1.55               1.54            1.13
 Year ended 12/31/2003                              25.07            115               1.57               1.57            1.13
 Period from 2/19/2002 to 12/31/2002               (11.91)            45               1.57 (5)           1.57 (5)        1.32 (5)
Class 529-E:
 Year ended 12/31/2004                               9.29             27               1.03               1.02            1.65
 Year ended 12/31/2003                              25.70             16               1.04               1.04            1.65
 Period from 3/1/2002 to 12/31/2002                (14.72)             6               1.03 (5)           1.03 (5)        1.90 (5)
Class 529-F:
 Year ended 12/31/2004                               9.55              5                .78                .77            1.91
 Year ended 12/31/2003                              26.05              3                .79                .79            1.88
 Period from 9/16/2002 to 12/31/2002                 (.14)             - (6)            .23                .23             .68



Financial highlights (1)
                                                                   (continued)

                                                                           Ratio of expenses    Ratio of expenses
                                                                              to average net       to average net        Ratio of
                                                             Net assets,       assets before         assets after      net income
                                                    Total  end of period      reimbursement/       reimbursement/      to average
                                                   return   (in millions)             waiver               waiver(4)   net assets
Class R-1:
 Year ended 12/31/2004                               8.84%           $23               1.47%              1.46%           1.21%
 Year ended 12/31/2003                              25.18             14               1.51               1.47            1.18
 Period from 6/6/2002 to 12/31/2002                (11.68)             1               2.43 (5)           1.47 (5)        1.49 (5)
Class R-2:
 Year ended 12/31/2004                               8.88            361               1.63               1.42            1.27
 Year ended 12/31/2003                              25.18            188               1.76               1.43            1.21
 Period from 5/21/2002 to 12/31/2002               (14.64)            24               1.57 (5)           1.43 (5)        1.61 (5)
Class R-3:
 Year ended 12/31/2004                               9.34            493                .99                .98            1.72
 Year ended 12/31/2003                              25.70            231               1.06               1.05            1.60
 Period from 6/4/2002 to 12/31/2002                (12.49)            24               1.11 (5)           1.05 (5)        2.00 (5)
Class R-4:
 Year ended 12/31/2004                               9.67            119                .67                .66            2.05
 Year ended 12/31/2003                              26.19             40                .68                .68            2.00
 Period from 5/28/2002 to 12/31/2002               (14.31)             9                .73 (5)            .69 (5)        2.25 (5)
Class R-5:
 Year ended 12/31/2004                              10.02          1,408                .36                .35            2.28
 Year ended 12/31/2003                              26.58          1,201                .36                .36            2.11
 Period from 5/15/2002 to 12/31/2002               (14.59)            48                .37 (5)            .37 (5)        2.56 (5)



                                                                                            Year ended December 31
                                                                              2004       2003        2002         2001        2000

Portfolio turnover rate for all classes of shares                              19%        24%         27%          22%         25%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 12/31/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.


See Notes to Financial Statements





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Investment Company of America:


In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Los Angeles, California
February 2, 2005






TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending December 31, 2004.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $868,858,000. A portion of this amount was distributed to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $1,111,830,000 of the dividends paid by the fund as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $1,244,544,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $71,285,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.